UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

May 28, 2002
Date of Report (Date of Earliest Event Reported)

ALASKA AIR GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission file number 1-8957

Delaware	91-1292054
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

19300 Pacific Highway South, Seattle, Washington 98188
(Address of principal executive offices)

(206) 431-7040
(Registrant’s telephone number)

ALASKA AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Alaska	92-0009235
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

19300 Pacific Highway South, Seattle, Washington 98188
(Address of principal executive offices)
(206) 431-7079
(Registrant’s telephone number)

1

ITEM 4. Changes In Registrant’s Certifying Accountant
ITEM 7. Financial Statements and Exhibits
Signatures
EXHIBIT 16

ITEM 4. Changes In Registrant’s Certifying Accountant

On May 30, 2002, Alaska Air Group, Inc. (the “Company”) received a copy of a letter from Arthur Andersen LLP addressed to the Securities and Exchange Commission (the “Commission”) stating that it agreed with the statements included in paragraphs two and three of Item 4 of the Company’s Form 8-K filed with the Commission on May 28, 2002. A copy of this letter is being filed as an exhibit to this Form 8-K/A.

ITEM 7. Financial Statements and Exhibits

     (c)  Exhibits. The following exhibits are included in this report:

Exhibit Number	Description

16	Letter from Arthur Andersen LLP regarding change in certifying accountant dated May 28, 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     ALASKA AIR GROUP, INC.

Registrant

Date: June 3, 2002

/s/ Bradley D. Tilden

Bradley D. Tilden
Executive Vice President/Finance and Chief Financial Officer

     ALASKA AIRLINES, INC.

Registrant

Date: June 3, 2002

/s/ Bradley D. Tilden

Bradley D. Tilden
Executive Vice President/Finance and Chief Financial Officer

2